EXHIBIT 99.3


                        TRANSAMERICA FINANCE CORPORATION

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report of Transamerica Finance Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rosario A. Perrelli, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report for the quarterly period ended June 30, 2002 complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.



     /s/ ROSARIO A. PERRELLI        Executive Vice President and Chief Financial
----------------------------------  Officer
      (Rosario A. Perrelli)

Date:  August 8, 2002